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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               October 10, 1995
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               Date of Report (Date of earliest event reported)



                           CoreStates Financial Corp
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            (Exact name of registrant as specified in its charter)


                                 Pennsylvania
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                (State or other jurisdiction of incorporation)

         0-6879                                           23-1899716
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(Commission File Number)                       (IRS Employer Identification No.)


Philadelphia National Bank Building, Broad & Chestnut Streets,
P.O. Box 7618, Philadelphia, Pennsylvania                19101
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Address of principal executive offices)                (Zip Code)


                                (215) 973-3827
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             (Registrant's telephone number, including area code)
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Item 5.   Other Events.
          ------------


          CoreStates Financial Corp, a Pennsylvania corporation (the "registrant" or "CoreStates"), and Meridian Bancorp, Inc., a Pennsylvania corporation ("Meridian"), have entered into an Agreement and Plan of Merger, dated as of October 10, 1995 (the "Merger Agreement"), whereby Meridian will be merged with and into the registrant with the registrant as the surviving entity (the "Merger").

          As a result of the Merger, each outstanding share of common stock of Meridian will be converted into 1.225 shares of common stock of CoreStates. The Merger was announced in a press release issued by the registrant and Meridian on October 10, 1995.

          Concurrently with the execution and delivery of the Merger Agreement, the registrant entered into a Stock Option Agreement (the "CoreStates Stock Option Agreement") with Meridian whereby the registrant has granted to Meridian an option to purchase up to 27,643,009 shares of the registrant's common stock at a price of $38.50 per share, exercisable only upon the occurrence of certain events. Meridian has also entered into a Stock Option Agreement (together with the CoreStates Stock Option Agreement, the "Stock Option Agreements") with the registrant whereby Meridian has granted to the registrant an option to purchase up to 11,506,698 shares of Meridian's common stock at a price of $38 13/16 per share, exercisable only upon the occurrence of certain events. The Stock Option Agreements each provide the grantee (a) with the right, in certain circumstances, to require the issuer to repurchase the option and any shares acquired by exercise of the option and (b) with the right to require the issuer to register the common stock acquired by or issuable upon exercise of the option under the Securities Act of 1933, as amended.

          The closing of the Merger is subject to certain conditions, including the approval of the common stockholders of both the registrant and Meridian and the obtaining of certain regulatory approvals.

          The Merger Agreement, the Stock Option Agreements and the registrant's press release issued October 10, 1995 regarding the Merger are attached as exhibits to this report and are incorporated herein by reference. The foregoing summaries of the Merger Agreement and the Stock Option Agreements do not purport to be complete and are qualified in their entirety by reference to such exhibits.
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Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Statements and Exhibits.
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          The following exhibits are filed with this report:

Exhibit Number                   Description
--------------                   -----------

     2 Agreement and Plan of Merger, dated as of October 10, 1995, between the registrant and Meridian.

     10(a) Stock Option Agreement, dated as of October 10, 1995, between Meridian and the registrant.

     10(b)                       Stock Option Agreement, dated as of
                                 October 10, 1995, between the registrant and Meridian.

     20 Press release of the registrant, issued October 10, 1995, regarding the Merger.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                       CORESTATES FINANCIAL CORP


                                       By /s/David T. Walker
                                          -------------------
                                           Name:  David T. Walker
                                           Title: Senior Vice
                                                    President


Dated:  October 19, 1995.
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                                 EXHIBIT INDEX
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

 Exhibit No.            Description           Page
 -----------            -----------           ----

      2        Agreement and Plan of
               Merger, dated as of October
               10, 1995, between the
               registrant and Meridian.
    10(a)      Stock Option Agreement,
               dated as of October 10,
               1995, between Meridian and
               the registrant.
    10(b)      Stock Option Agreement,
               dated as of October 10,
               1995, between the registrant
               and Meridian.
     20        Press Release of the
               registrant issued October
               10, 1995, regarding the
               Merger.

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